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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 20, 2003


                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                      1-12001                  25-1792394
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(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                   File Number)           Identification No.)


             1000 Six PPG Place, Pittsburgh, Pennsylvania 15222-5479
        ------------------------------------------------------ ----------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (412) 394-2800



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Item 9.     Regulation FD Disclosure.

         On May 20, 2003, Allegheny Technologies Incorporated announced at the Goldman Sachs Cyclicals and Specialty Materials Forum that it intended to replace its existing revolving credit facility with asset based financing before the end of the second quarter 2003.









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            ALLEGHENY TECHNOLOGIES INCORPORATED



                            By:      /s/ Richard J. Harshman
                                     ------------------------------------
                                     Richard J. Harshman
                                     Senior Vice President, Finance and Chief
                                     Financial Officer

Dated:  May 20, 2003





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